KALMAR
              POOLED
          INVESTMENT
               TRUST                     REPORT FROM MANAGMENT
  -------------------
  "Growth-with-Value"
  Small Cap Fund



DEAR FELLOW SHAREHOLDERS & FRIENDS:

This brings our best wishes from the entire Kalmar team for a Happy, Healthy and Prosperous New Year in 1998!

At this time last year, addressing our institutional clients, we voiced our opinion that 1997 would be a positive year for U.S. small cap stocks as they transitioned back to market leadership and for Kalmar clients particularly, as the dynamic fundamentals and undervaluation of Kalmar portfolio companies combined to produce what we believed would be sterling returns. Happily, we delivered on the latter element of our forecast handsomely. In both absolute and relative terms, the results were very rewarding for Kalmar "Growth-with-Value" Small Cap Fund shareholders. This again evidences the productivity of our "Growth-with-Value" investment approach and hands-on original research.

Furthermore, while the shift to small cap leadership was abruptly interrupted in fourth quarter 1997 by escalating investor uncertainty as Asian financial turmoil spread with a vengeance to Korea and threatened Japan, Hong Kong and China, we remain hopeful for resumption of leadership by small company stocks in 1998.

COMPARATIVE PERFORMANCE.

                          FOURTH QUARTER          INCEPTION TO DATE
   TOTAL RETURN          9/30/97-12/31/97          4/11/97-12/31/97
  ----------------       ----------------         ------------------
  Kalmar Small Cap Fund       -1.65%                  +46.35%

  Russell 2000 Index          -3.39%                  +27.86%

  Lipper Small Cap Funds      -5.86%                  +26.02%

  S&P 500 Index               +2.87%                  +29.61%


As to 1997 investment performance, we are proud and grateful for both your Fund's fourth quarter and inception to year-end returns, remembering that its first day of operation was April 11, 1997. In contrast to the mildly positive fourth quarter return of the S&P 500, which benefited from a pronounced flight to quality and liquidity in the wake of the Asian meltdown, your Fund did decline a modest 1.65%. This modest decline, however, compares favorably to larger declines experienced by the Russell 2000 and the Lipper
Small  Cap  Fund  Indexes, which are  far  more  appropriate benchmarks to view your Fund against. What is more, this performance compares even more favorably against the substantial declines of many "aggressive growth" and "momentum" funds in that period. Remember that a key objective of Kalmar is to take less risk than such investment styles, while generating superior long-term returns.

From inception through year-end 1997, your Fund's absolute and relative results were even more fortunate, as can be seen above, with its eight and one-half month return totaling 46.35%, including the 12/30/97 capital gain distribution.

             KALMAR
              POOLED
          INVESTMENT
               TRUST                     REPORT FROM MANAGEMENT - CONTINUED
  -------------------
  "Growth-with-Value"
  Small Cap Fund

This very positive performance is primarily attributable to good creative research and the strong business fundamentals of Kalmar companies, combined with their conspicuous stock undervaluation in early 1997. It is noteworthy that these returns came despite very low portfolio exposure to the financial services sector, by far the best performing industry group in 1997, as well as the heaviest weighted in small cap indexes. In keeping with the longer-term orientation of our investment style, portfolio turnover stayed characteristically low as well, at approximately 34%. As of year-end, net assets in your Fund were $226.7 million.

YEAR-END DISTRIBUTION.

Your Fund's Trustees at year-end authorized a capital gain distribution of $0.922 per share, consisting of a short-term
gain  of  $0.172  and  a  long-term  gain  of  $0.75.   This
distribution was paid on December 31 to shareholders of record on December 29. In early January 1998 we mailed your shareholder statement detailing this distribution, and Form 1099-DIV reporting this payment for tax purposes was mailed later in the month. Because of changes in Federal capital gains tax laws during 1997, the long-term capital gain further breaks down into $0.087 of "mid-term gain" (i.e. 12-18 month) taxed at 28% and $0.663 of "long-term gain" (i.e. 18 month-plus) taxed at 20%. This important information was also included with your Form 1099-DIV.

Please do not be confused by the recognition of long-term gains in a fund that commenced operation only eight and one-half months ago. Recall that many existing Kalmar clients transferred separately managed portfolios into the Fund at start-up, in turn transferring both their cost and time bases to the Fund. For the future it is hoped that, in keeping with the longer-term oriented nature of our investment style, your Fund may continue to produce a higher proportion of long-term less-highly-taxed gains than the many funds with rapid portfolio turnover. Another key objective of Kalmar is to make fewer, better investment decisions for longer holding periods and larger gains.

INVESTMENT OUTLOOK.

As we enter 1998, the investment challenges from both big picture and market valuation perspectives are more difficult than this time a year ago. Despite that, we remain optimistic about the potential for a resumption of the shift toward small company market leadership experienced from May through October last year. And in a general sense, we are as confident as ever about the high value-added returns that can be generated over time from Kalmar's discovery, hands-on evaluation, and ownership of inefficiently priced "good growth businesses." Brief comments follow on the major investment issues as they appear to the Kalmar research team at this time.

Because there has been a dramatic escalation of the Asian financial crisis since our last shareholder letter, let's start with its influences. Make no mistake about it, there is a grim deflationary reality to Asia's crisis that will act as a drag on world economic growth, contribute further to already intense price competition, reduce corporate revenue and profit growth for some period, and pressure company profit margins, particularly in certain goods producing industries. Furthermore, in our increasingly globally interdependent world, with a key economy like Japan critically weak, risks of the contagion spreading or of policy mistakes should not be minimized.

At the same time though, a better European economic outlook should provide some offset and, fortunately, the U.S. continues to chug along in wonderful condition. Our government budget is close to balance; the Federal Reserve has plenty of policy maneuvering room; our banks are sound; our companies are lean, well-financed and able to take advantage of the weakened foreign competition; U.S. final demand is strong; and our consumers are confident. Still, maintenance of a healthy world economy requires more than one big engine of growth. We can't afford to have many others falter.

              KALMAR
              POOLED
          INVESTMENT
               TRUST                     REPORT FROM MANAGEMENT - CONTINUED
  -------------------
  "Growth-with-Value"
  Small Cap Fund

The unanswerable question is to what extent growth will actually slow and how big the negative impacts on U.S. corporate profitability will be, particularly in the context of a stock market that has been "priced for perfection." Analysts' bottom-up profit projections for 1998 according to First Call, the earnings tracking service, are for S&P 500 earnings to rise 13% and Russell 2000 earnings 31%. To
Kalmar this appears to be impossibly rosy. Yet with the interest rate outlook commensurately that much better because of the deflationary forces we have described, plus the probable flow of funds into equities continuing strong, along with heated merger and acquisition activity helping equity supply/demand, the U.S. stock market need not decline unless profits slow sharply. In short, it appears to us that the "Goldilocks" economic scenario can continue to support the U.S. financial markets unless an unexpected "bad hair day" intrudes.

Uncertainty on many fronts unquestionably has increased, so, with market valuations in record territory, greater market volatility is to be expected. Since the Bloody Monday "crashette" on October 27, we've had an obvious increase in volatility already. But interestingly, we continue to believe that a resumption of the market leadership shift to small stocks should develop this year. Or, if the U.S. stock market were to get rockier, that small caps can provide better defensive characteristics than would otherwise be expectable.

The   prime  reason  for  believing  this  is  the  relative
improvement in earnings growth for well positioned small U.S. companies vis a vis the declining earnings growth rates for the largest companies that dominate the S&P 500. Contributing to this change in relative earnings strength will be the diminishing positives from corporate downsizing, the negative earnings impact on multinationals from the very strong dollar, and the greater Asian exposure of typical large companies versus smaller predominantly U.S. focused ones. In addition, there is the potentially more limited ability of the large company to offset now rising wage cost/healthcare cost pressures than for the smaller one benefiting from special product dynamics, protected niche markets or proprietary services.

The abrupt return of small stock underperformance since late October does not invalidate our positive view for the intermediate future. In such times of rising uncertainty, a temporary flight to quality and liquidity normally will overwhelm quite powerful small cap fundamentals. As investors acclimatize to the evolving big picture realities, their comfort level should improve and allow a resumption of small stock leadership as superior small company fundamentals evidence themselves.

Coupling this prospect with the appealing relative valuation of small company stocks makes for a persuasive investment case, in Kalmar's opinion. Importantly, more overvaluation and speculation is found in the Nifty Fifty favorites that dominate the S&P 500 than in most small growth stocks. For example, as of year-end 1997, the forward relative price/earnings ratio, the trailing relative price/earnings ratio, the relative P/E to growth, and the relative price/sales of small stocks all represent meaningful discounts to their historic relationships. Having said this, insightful research, selectivity and patience will be even more important for investment success than in 1997.

              KALMAR
              POOLED
          INVESTMENT
               TRUST                     REPORT FROM MANAGEMENT - CONTINUED
  -------------------
  "Growth-with-Value"
  Small Cap Fund


COMMITMENT.

As critically interested fellow shareholders, the Kalmar team pledges our continuing best efforts in 1998 to create value for the fund through dedicated work and adherence to the investment disciplines and thorough hands-on research in smaller, rapidly growing, but inefficiently valued companies that has made Kalmar's "Growth-with-Value" Small Cap style so rewarding over the years.

Good     Luck    and    Good    Hunting    to    us     all!
Yours sincerely,



                                    /s/ Ford B. Draper, Jr.
                                    Ford B. Draper, Jr.
                                    President
January 5, 1998

KALMAR POOLED INVESTMENT TRUST - "GROWTH-WITH-VALUE" FUND
                    GROWTH OF $10,000
 VS. THE RUSSELL 2000 INDEX AND THE LIPPER SMALL CAP FUND INDEX


 TOTAL RETURN
 SINCE INCEPTION*
 ----------------
     46.35%


                    4/11/97  6/30/97 9/30/97  12/31/97

Kalmar Small Cap 	20.40%	  23.59% -1.65%  	46.34%
Russell 2000	    15.24%	  14.85% -3.39%	    27.86%
Lipper Small Cap	16.16%	  15.25% -5.86%	    26.02%


* The Fund commenced operations on April 11, 1997.


Please bear in mind that investing in small companies' stocks can involve higher risk and volatility than those of larger companies. The S&P 500 and Russell 2000 are unmanaged stock market indices without any associated expenses and their returns assume the reinvestment of all dividends. The Lipper Small Cap Fund Index is an unweighted index of mutual fund performance, which consists of the average return of the 30 largest small cap funds. Also, past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost. Please read the prospectus carefully before investing.

              KALMAR
              POOLED
          INVESTMENT
               TRUST                     STATEMENT OF NET ASSETS
  -------------------	                      DECEMBER 31, 1997
  "Growth-with-Value"
  Small Cap Fund


                                                                     MARKET
																	 VALUE
														SHARES      (NOTE 2)
														------      --------
COMMON STOCK - 87.9%
Basic Materials  - 1.5%
     Chemicals - Specialty  - 0.9%
     Cuno,
      Inc.*..........................................  140,500  $ 2,142,625
                                                                -----------
     Paper & Forest Products  - 0.6%
     Caraustar Industries, Inc.......................   39,500    1,352,875
                                                                -----------
     Total Basic Materials....................................    3,495,500
	                                                            -----------

Capital Goods  - 15.0%
     Electrical Equipment  - 5.4%
     American Precision Industries..................    60,500    1,259,156
     AMETEK,Inc.....................................   123,400    3,331,800
     Benchmark Electronics, Inc.*...................   194,450    4,338,666
     C&D Technology, Inc............................    66,350    3,201,388
	                                                             ----------
                                                                 12,131,010
																 ----------
     Manufacturing - Diverse  - 5.7%
     Applied Power, Inc. (A Shares).................    56,000    3,864,000
     Furon Co.......................................   288,000    6,012,000
     Penn Engineering & Manufacturing Corp.*........   124,100    2,978,400
     Excel Technology, Inc.*........................     2,900       32,263
	                                                             ----------
                                                                 12,886,663
																 ----------
     Manufacturing - Special  - 3.9%
     Brady (W.H.) Co................................    60,150    1,864,650
     Insituform Technologies (A Shares)*............   315,700    2,446,675
     Paxar Corporation..............................   120,000    1,781,944
     Zero Corp......................................    95,200    2,820,300
	                                                             ----------
                                                                  8,913,569
																 ----------
     Total Capital Goods.......................................  33,931,242
	                                                             ----------
Consumer Cyclicals - 19.8%
     Auto Parts & Equipment - 1.2%
     Finishmaster, Inc.*............................    15,100      177,425
     OEA, Inc.......................................    87,500    2,532,031
	                                                             ----------
                                                                  2,709,456
																 ----------
     Building Materials - 1.2%
     Kevco,Inc.*....................................    31,000      511,500
     Shaw Group, Inc.*..............................   101,300    2,329,900
	                                                             ----------
                                                                  2,841,400
																 ----------
     Hardware & Tools - 0.3%
     Acorn Products,
      Inc.*.........................................    57,600      576,000
	                                                             ----------

     Household Furniture & Apparel - 2.9%
     Aaron Rents, Inc...............................   228,650    4,430,094
     Watsco,Inc.....................................    86,300    2,130,531
	                                                             ----------
                                                                  6,560,625
																 ----------
     Retail - Apparel -1.8%
     Stage Stores, Inc.*............................   112,300    4,197,213
                                                                 ----------
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

              KALMAR
              POOLED
          INVESTMENT
               TRUST                     STATEMENT OF NET ASSETS - CONTINUED
  -------------------	                                   DECEMBER 31, 1997
  "Growth-with-Value"
  Small Cap Fund



                                                                     MARKET
																	 VALUE
														SHARES      (NOTE 2)
														------      --------

     Retail - Computer & Electronics - 0.3%
     Pomeroy Computer Resources, Inc.*...............   32,650     $  579,538

     Retail - Department Stores - 1.8%
     Family Dollar Stores, Inc.......................  143,250      4,199,016

     Retail - Specialty - 4.2%
     Casey's General Stores, Inc.....................  135,350      3,434,506
     Keystone Automotive Industries, Inc.............  144,700      3,436,625
     Party City Corp.*...............................   82,800      2,670,300
	                                                               ----------
                                                                    9,541,431
                                                                   ==========
     Services - Advertising & Marketing - 0.1%
     National Media Corp.*............................  59,800        194,350
	                                                               ----------

     Sercvices - Commercial & Consumer  - 5.3%
     Cort Business Services Corp.*.................... 105,600      4,204,200
     DeVRY,Inc.*......................................  97,700      3,114,188
     Renters Choice,Inc.*............................. 226,400      4,641,200
	                                                               ----------
                                                                   11,959,588
                                                                   ----------
     Textiles - Home Furnishings - 0.7%
     Interface, Inc...................................  52,600      1,525,400
                                                                   ----------
     Total Consumer Cyclicals.........................             44,884,017
	                                                               ----------
Consumer Staples - 8.5%
     Broadcast Media - 0.4%
     Blonder Tongue Laboratories, Inc.*...............  58,400        828,550
                                                                   ----------

     Distributions - Food & Health - 5.1%
     JP Foodservice, Inc.*............................ 130,300      4,812,956
     Patterson Dental Co.*............................  91,100      4,122,275
     Performance Food Group Co.*...................... 112,800      2,679,000
	                                                               ----------
                                                                   11,614,231
																   ----------

     Household Products - 1.2%
     Lesco,Inc.......................................  126,675      2,644,341
                                                                   ----------
     Restaurants - 1.2%
     Consolidated Products, Inc.*....................  163,735      2,681,161
                                                                   ----------
     Specialty Printing - 0.6%
     Cadmus Communications Corp......................   74,200      1,521,100
                                                                   ----------
     Total Consumer Staples....................................    19,289,383
                                                                   ----------
Energy - 4.5%
     Oil & Gas - Drilling & Equipment - 3.5%
     Dawson Production Services, Inc.*...............   85,900      1,492,513
     EVI,Inc.........................................   57,400      2,970,450

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

              KALMAR
              POOLED
          INVESTMENT
               TRUST                     STATEMENT OF NET ASSETS - CONTINUED
  -------------------	                                   DECEMBER 31, 1997
  "Growth-with-Value"
  Small Cap Fund



                                                                     MARKET
																	 VALUE
														SHARES      (NOTE 2)
														------      -------

	 Oil & Gas - Drilling & Equipment - continued
     J. Ray McDermott,S.A.*........................     41,630     $1,790,090
     Superior Energy Services, Inc.*...............    159,450      1,614,431
	                                                               ----------
                                                                    7,867,484
                                                                   ----------
     Oil - Exploration & Production -1.0%
     Brigham Exploration Co.*......................     72,300      1,057,387
     Patina Gas & Oil Corp.*.......................    167,800      1,289,962
	                                                               ----------
                                                                    2,347,349
																   ----------
     Total Energy...............................................   10,214,833
	                                                               ----------
Financial - 2.8%
     Consumer Finance -1.8%
     AmeriCredit Corp.*............................    150,300      4,161,431
                                                                   ----------
     Insurance - Life & Health - 1.0%
     Provident American Corp.*.....................    140,000        332,500
     Penn Treaty American Corp.*...................     59,575      1,891,506
	                                                               ----------
                                                                    2,224,006
																   ----------
     Total Financial..........................................      6,385,437
	                                                               ----------
Healthcare - 11.0%
     Biotechnology - 1.0%
     Life Technologies, Inc..........................   72,100      2,397,325
                                                                   ----------
     Healthcare - Diverse - 1.9%
     Sola International, Inc.*.......................  136,200      4,426,500
                                                                   ----------
     Healthcare - Drugs Major - 0.4%
     Chirex, Inc.....................................   48,400        853,050
                                                                   ----------

     Healthcare - Managed Care - 3.5%
     Healthplan Services Corp.*......................  192,100      4,034,100
     Phycor, Inc.*...................................   87,737      2,368,899
     PMR Corp.*......................................   72,600      1,452,000
	                                                               ----------
                                                                    7,854,999
                                                                   ----------
     Healthcare - Medical Products & Supplies - 3.3%
     ATL Ultrasound, Inc..............................  55,300      2,543,800
     Dentsply International, Inc......................  74,200      2,263,100
     Lifeline Systems,  Inc.*.........................  34,700        871,838
     Suburban Ostomy Supply Company,Inc.*............. 145,800      1,694,925
	                                                               ----------
                                                                    7,373,663
                                                                   ----------
     Healthcare - Specialized Services -0.9%
     Renal Care Group, Inc.*.........................   65,400      2,092,800
                                                                   ----------
     Total Healthcare.........................................     24,998,337
                                                                   ----------
SEE ACCOMPANYINGNOTES TO FINANCIAL STATEMENTS

              KALMAR
              POOLED
          INVESTMENT
               TRUST                     STATEMENT OF NET ASSETS - CONTINUED
  -------------------	                                   DECEMBER 31, 1997
  "Growth-with-Value"
  Small Cap Fund



                                                                     MARKET
																	 VALUE
														SHARES      (NOTE 2)
														------      -------

Technology - 23.0%
     Communications - Equipment - 1.8%
     Allen Telecom, Inc..........................     126,600    $2,334,188
     Norstan, Inc.*..............................      77,500     1,840,625
	                                                             ----------
                                                                  4,174,813
                                                                 ----------
     Computer Hardware - 0.3%
     Par Technology Corp.*.......................      30,000       271,875
     Prophet 21, Inc.*...........................      39,500       414,750
	                                                             ----------
                                                                    686,625
                                                                 ----------
     Computer Software Services - 13.1%
     American Management Systems, Inc.*..........      80,700     1,573,650
     Caere Corp.*................................     152,700     1,317,037
     Computer Horizons Corp.*....................     115,571     5,200,695
     Clarify,Inc.*...............................      30,000       348,750
     Insight Enterprises, Inc.*..................      79,900     2,936,325
     Interlink Computer Sciences, Inc.*..........      39,900       147,131
     INTERSOLV, Inc..............................     210,700     4,266,675
     Mercury Interactive Corp.*..................      32,300       864,025
     Natural Microsystems Corp.*.................      79,900     3,715,350
     Platinum Technology, Inc....................      41,300     1,166,725
     Systems & Computer Technology Corp.*.......      164,805     8,178,448
	                                                             ----------
                                                                 29,714,811
																 ----------
     Electronics - Defense -1.2%
     Electromagnetic Sciences Inc.*..............     137,900     2,792,475
                                                                 ----------
     Electronics - Distribution - 0.6%
     Kent Electronics Corp.*......................     53,300     1,339,162
                                                                 ----------
     Electronics - Instruments - 2.1%
     Analogic Corp................................     94,200     3,579,600
     Richardson Electronics, Ltd..................     98,500     1,095,812
	                                                             ----------
                                                                  4,675,412
																 ----------
     Electronics - Miscellaneous Components - 2.1%
     Integrated Circuit Systems, Inc.*............     55,300     1,576,050
     Optek Technology, Inc.*......................     47,100       939,056
     Rogers Corp.*................................     53,600     2,190,900
	                                                             ----------
                                                                  4,706,006
																 ----------
     Photography & Imaging - 0.1%
     Raster Graphics, Inc..........................    40,800       188,700
                                                                 ----------
     Services - Computer Systems - 1.7%
     Keane,Inc.*...................................    92,800     3,770,000
                                                                 ----------
     Total Technology..............................              52,048,004

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

              KALMAR
              POOLED
          INVESTMENT
               TRUST                     STATEMENT OF NET ASSETS - CONTINUED
  -------------------	                                   DECEMBER 31, 1997
  "Growth-with-Value"
  Small Cap Fund



                                                                     MARKET
																	 VALUE
														SHARES      (NOTE 2)
														------      -------

Transportation -1.8%
     Air Freight -0.8%
     Airnet Systems, Inc. *.........................   83,000    $1,784,500
                                                                 ----------
     Trucking - 1.0%
     Gulfmark Offshore,Inc.*.........................  17,600       580,800
     Simon Transportation Services,Inc.*.............  67,200     1,612,800
	                                                             ----------
                                                                  2,193,600
																 ----------
     Total Transportation.....................................    3,978,100
	                                                             ----------
	 Total Common Stock (Cost $156,897,527)...................  199,224,853
                                                                -----------

U.S. GOVERNMENT AGENCY OBLIGATIONS  - 12.1%
                                                       Par
                                                      (000)
                                                      -----
     Federal Home Loan Banks Discount Note, 4.75%,
      01/02/98(Cost $27,429,380).....................$27,433      27,429,380
                                                                 -----------

TOTAL INVESTMENTS (COST $184,326,907)+ -100.0%..............     226,654,233

OTHER ASSETS AND LIABILITIES, NET -0.0%.....................          52,224
                                                                 -----------
NET ASSETS -100.0%..........................................    $226,706,457
                                                                ============


Net Asset Value, offering and redemption price per share
 ($226,706,457/16,553,638 outstanding shares of beneficial
 interest, $0.01 par value).................................          $13.70
                                                                      ======
Net Assets Consisted Of:
Shares of beneficial interest...............................    $    165,536
Additional paid in capital..................................     184,371,524
Distribution in excess of  net realized gain on investments         (157,929)
Net unrealized appreciation on investments..................      42,327,326
                                                                ------------
Net assets for 16,553,638 shares outstanding................    $226,706,457
                                                                ============


* Non- income producing security.
+	The cost for Federal income tax purposes was $161,186,336.
  At December 31, 1997, net unrealized appreciation was $65,467,897, aggregate gross unrealized appreciation in which there was an excess of market value over tax cost of $69,136,518, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $3,668,621.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

              KALMAR
              POOLED
          INVESTMENT
               TRUST                     STATEMENT OF OPERATIONS
  -------------------
  "Growth-with-Value"
  Small Cap Fund


                                              FOR THE PERIOD
                                             APRIL 11, 1997+
                                                 THROUGH
                                            DECEMBER 31, 1997
                                            -----------------
INVESTMENT INCOME
 Dividends...........................          $ 296,829
 Interest............................            569,325
                                              ----------
  Total Investment Income............            866,154
                                              ----------
EXPENSES
 Advisory  fee.......................          1,175,911
 Accounting fee......................             52,358
 Administration fee..................            135,814
 Transfer agent fee..................             12,619
 Custodian fee.......................             24,065
 Audit...............................             10,890
 Legal...............................             18,440
 Shareholder Reports.................             21,552
 Registration fee....................             61,150
 Trustees' fees and expenses.........             11,700
 Amortization of organizational expense            4,211
 Miscellaneous.......................             12,528
                                               ---------
  Total expenses before fee waivers .          1,541,238
                                               ---------
    Administration fee waived (Note 4)           (54,651)
    Accounting fee waived (Note 4)...            (21,562)
	                                           ---------
     Total Fee waived................            (76,213)
	                                           ---------
     Total Expenses, Net.............          1,465,025
                                               ---------
NET INVESTMENT LOSS..................           (598,871)
                                               ---------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Net realized gain on investment
  transactions.......................          8,860,431
 Change in net unrealized appreciation
   on investments....................         42,327,326
                                              ----------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS.........................         51,187,757
                                              ----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS.....................        $50,588,886
                                             ===========
+ COMMENCEMENT OF OPERATIONS

           SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

              KALMAR
              POOLED
          INVESTMENT
               TRUST                     STATEMENT OF CHANGES IN NET ASSETS
  -------------------
  "Growth-with-Value"
  Small Cap Fund

                                                      FOR THE PERIOD
                                                      APRIL 11, 1997+
                                                         THROUGH
                                                     DECEMBER 31, 1997
                                                     -----------------
 OPERATIONS
  Net investment loss...........................           $  (598,871)
  Net realized gain on investment transactions..             8,860,431
  Change in net unrealized appreciation on
   investments..................................            42,327,326
                                                           -----------
    Net increase in net assets resulting from
	 operations.................................            50,588,886
                                                           -----------

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments..............            (8,860,431)
  Distribution in excess of net realized gain on
   investments..................................            (5,367,704)
                                                           -----------
    Total Distributions.........................           (14,228,135)
                                                           -----------
 SHARE TRANSACTIONS (A):
  Receipt from shares sold......................            45,578,705
  Receipt from securities transferred in-kind...           136,516,678
  Shares reinvested.............................            12,948,955
  Shares redeemed...............................            (4,748,632)
                                                           -----------
    Net increase in net assets from Fund share
	 transactions...............................           190,295,706
                                                           -----------

 TOTAL INCREASE IN NET ASSETS...................           226,656,457

 NET ASSETS:
  Beginning of period...........................                50,000
                                                          ------------
  End of period.................................          $226,706,457
                                                          ============

 (A) TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST WERE:
  Shares sold..................................              3,696,217
  Shares issued in exchange for securities
   transferred in- kind........................             12,234,389
  Shares reinvested............................                957,763
  Shares redeemed..............................               (339,731)
                                                           -----------
    Net increase in shares.....................             16,548,638

  Shares outstanding - Beginning balance.......                  5,000
                                                           -----------
  Shares outstanding - Ending balance..........             16,553,638
                                                           ===========
+  COMMENCECMENT OF OPERATIONS

          SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

              KALMAR
              POOLED
          INVESTMENT
               TRUST                    FINANCIAL HIGHLIGHTS
  -------------------
  "Growth-with-Value"
  Small Cap Fund


FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                            FOR THE PERIOD
                                            APRIL 11, 1997+
                                               THROUGH
                                           DECEMBER 31, 1997
                                           ------------------
Net asset value at beginning of period...         $  10.00
                                                  ========
INVESTMENT OPERATIONS
Net investment loss......................            (0.04)
Net realized and unrealized gain on
 investments.............................             4.66
                                                  --------
  Total from investment operations.......             4.62
                                                  --------

DISTRIBUTIONS:
 From net realized gain on investments....           (0.57)
 In excess of net realized gain on
  investments.............................           (0.35)
                                                  --------
  Total distributions.....................           (0.92)
                                                  --------
Net asset value at end of period..........        $  13.70
                                                  ========
Total return...............................         46.35%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
 Expenses++................................         1.25%*
 Net investment loss.......................       (0.51)%*
Portfolio turnover rate....................         34.39%
Average commission rate paid1..............        $0.0544
Net assets at end of period (000 omitted)..       $226,706

*Annualized.
+Commencement of Operations.
++Rodney Square Management Corporation waived a portion of its administration and accounting fees for the period.
 If these expenses had been incurred by the Fund, the annualized ratio of expenses to average daily net assets for the period would have been 1.32%.
1Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged.

	SEE ACCOMPANYING NOTES TO FIANCIAL STATEMENTS

             KALMAR
              POOLED
          INVESTMENT
               TRUST                      NOTES TO THE FINANCIAL STATEMENTS
  -------------------
  "Growth-with-Value"
  Small Cap Fund

  1. DESCRIPTION OF THE FUND. The Kalmar "Growth-With-Value" Small Cap Fund (the "Fund") is the first series of Kalmar Pooled Investment Trust (the "Trust"), a Delaware business trust organized on November 6, 1996. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The investment objective of the Fund is long-term capital appreciation. The Fund commenced investment operations on April 11, 1997.

  2.SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the
  Fund:

  SECURITY VALUATION. The Fund's securities, except short-term investments with remaining maturities of 60 days or less, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Lacking any sales, the security will be valued at the mean between the closing bid and ask price. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value. The value of all other securities is determined in good faith under the direction of the Board of Trustees. There were no securities  valued  by the Board of Trustees  on  December
  31, 1997.

  FEDERAL INCOME TAXES. The Fund intends to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision has been provided.

  DISTRIBUTIONS TO SHAREHOLDERS. Distributions of net investment income and net realized gains will be made annually. Additional distributions may be made to the extent necessary to avoid the payment of a 4% excise tax. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. At December 31, 1997, net investment loss of $598,871 and distribution in excess of net realized gain of $5,808,646 were reclassified to capital. Dividends and distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

  DEFERRED ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized using the straight-line method over a five-year period beginning on the date that the Fund commenced operations. In the event that any of the initial shares of the Fund are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

  USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and
  liabilities  and  disclosure  of  contingent  assets   and
  liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

             KALMAR
              POOLED
          INVESTMENT
               TRUST           NOTES TO THE FINANCIAL STATEMENTS - CONTINUED
  -------------------
  "Growth-with-Value"
  Small Cap Fund

  TRANSFERS IN-KIND. Upon commencement of the Fund's investment operations, a number of separately managed accounts managed by Kalmar Investment Advisers, transferred appreciated securities in exchange for Fund shares. For purposes of generally accepted accounting principles, the book cost of any securities transferred in-kind to the Fund is equal to the market value of such securities on their respective dates of contribution to the Fund. For tax purposes, the cost of any securities transferred in-kind to the Fund is equal to the cost of such securities to the contributing party on the date of contribution. The result is a difference between book cost and tax cost to the Fund.

  OTHER. Investment security transactions are accounted for on a trade date basis. The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

  3.  PURCHASES AND SALES OF INVESTMENT SECURITIES.   During
  the  period ended December 31, 1997, purchases  and  sales
  of    investment    securities    (excluding    short-term
  investments) aggregated as follows:

         Purchases................  $195,274,492*
         Sales ...................    47,237,397
          * Includes securities transferred in-kind

  4. INVESTMENT ADVISORY FEE AND OTHER SERVICES. The Fund employs Kalmar Investment Advisers as its investment adviser (the "Adviser"). Pursuant to an Investment Advisory agreement with the Trust on behalf of the Fund, the Adviser selects investments and supervises the assets of the Fund in accordance with the investment objective, policies and restrictions of the Fund, subject to the supervision and direction of the officers and Board of
  Trustees of the Trust. For its services, the Adviser is paid a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. During the current fiscal year, the Adviser has voluntarily agreed to waive its fees or assume certain expenses of the Fund so that the total annual operating costs of the Fund will not exceed 1.25% of the average daily net assets of the Fund. For the period ended December 31, 1997, the Fund incurred Advisory fees of $1,175,911 of which no fees were waived.

  Rodney Square Management Corporation ("Rodney Square"), a wholly owned subsidiary of Wilmington Trust Company ("WTC"), which is wholly owned by Wilmington Trust Corporation, a publicly held bank holding company, serves as Administrator to the Fund pursuant to an Administration Agreement with the Trust on behalf of the Fund. As Administrator, Rodney Square is responsible for services such as budgeting, maintaining federal registration of the Fund's shares, financial reporting, compliance monitoring and corporate management. For the services provided, Rodney Square receives a monthly administration fee at an annual rate based upon the average daily net assets of the Fund of 0.15% of average daily net assets up to $50 million and 0.10% of average daily net assets over $50 million. Rodney Square has agreed to waive a portion of its administration fees. The Administration Fee earned by Rodney Square for the period ended December 31, 1997 amounted to $135,814, of which $54,651 has been waived.

  Rodney Square also serves as Transfer and Dividend Paying Agent of the Fund pursuant to a Transfer Agency Agreement with the Trust on behalf of the Fund. WTC serves as Custodian of the assets of the Fund pursuant to a Custody Agreement with the Trust.

  Rodney Square determines the net asset value per share  of the  Fund  and provides accounting services  to  the  Fund pursuant  to  an  Accounting Services Agreement  with  the
  Trust.   For  the  accounting  services

              KALMAR
              POOLED
          INVESTMENT
               TRUST          NOTES TO THE FINANCIAL STATEMENTS - CONTINUED
  -------------------
  "Growth-with-Value"
  Small Cap Fund

  provided,  Rodney
  Square receives an annual fee of $45,000, plus an amount based on the average daily net assets of the Fund as follows: 0.03% of average daily net assets over $50 million up to $100 million and 0.02% of average daily net assets over $100 million. Rodney Square has agreed to waive a portion of its accounting services fees. For the period ended December 31, 1997, Rodney Square earned accounting services fees amounting to $52,358, of which $21,562 was waived.

  Certain Trustees and officers of the Trust are also officers of the Adviser. Such Trustees and officers are paid no fees by the Trust for serving as Trustees or officers of the Trust.

  5. SUBSEQUENT EVENT. Rodney Square has entered into an agreement with PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Bank Corp., pursuant to which PFPC will acquire the fund accounting, administration and transfer agent business of Rodney Square. Effective January 5, 1998, the services previously provided to the Fund by Rodney Square will be provided by PFPC.

              KALMAR
              POOLED
          INVESTMENT
               TRUST                     REPORT OF INDEPENDENT ACCOUNTANTS
  -------------------
  "Growth-with-Value"
  Small Cap Fund

  TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
    OF KALMAR "GROWTH-WITH-VALUE" SMALL CAP FUND:

    We have audited the accompanying statement of net assets of Kalmar "Growth-With-Value" Small Cap Fund, a series of Kalmar Pooled Investment Trust, as of December 31, 1997, and the related statement of operations, changes in net assets and financial highlights for the period April 11, 1997 (commencement of operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a text basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Kalmar "Growth-With-Value" Small Cap Fund as of December 31, 1997 and the results of its operations, changes in net assets, and financial highlights for the period April 11, 1997 (commencement of operations) to December 31, 1997, in conformity with generally accepted accounting principles.

    COOPERS & LYBRAND L.L.P.


    2400 Eleven Penn Center
    Philadelphia, Pennsylvania
    January 23, 1998

              KALMAR
              POOLED
          INVESTMENT
               TRUST                           TAX INFORMATION
  -------------------	                            (UNAUDITED)
  "Growth-with-Value"
  Small Cap Fund

By now shareholders to whom year-end tax reporting is required by the IRS should have received their Form 1099-
  DIV from the Fund.

  The Kalmar "Growth-with-Value" Small Cap Fund paid distributions of $0.17205 per share from net short-term capital gains and $0.75032 per share from net long-term capital gains during the period ended December 31, 1997. Pursuant to Section 852 of the Internal Revenue Code, the Fund designated $11,574,156 as capital gain distributions for the period ended December 31, 1997. Of this total capital gain dividend amount, the Fund made a 28 Percent Rate Gain distribution of $1,337,972 and a 20 Percent Rate Gain distribution of $10,236,184.

 	INVESTMENT ADVISER
 	Kalmar Investment Advisers
 	Barley Mill House
 	3701 Kennett Pike
 	Greenville, DE  19807


 	UNDERWRITER
 	Rodney Square Distributors, Inc.
 	1105 N. Market Street
 	Wilmington, DE  19890


 	SHAREHOLDER SERVICES
 	Rodney Square Management Corporation
 	Rodney Square North
 	1100 N. Market Street
 	Wilmington, DE  19890

 	CUSTODIAN
 	Wilmington Trust Company
 	Rodney Square North
 	1100 N. Market Street
 	Wilmington, DE  19890-0001

 	LEGAL COUNSEL
 	Stradley, Ronon, Stevens & Young, LLP
 	2600 One Commerce Square
 	Philadlephia, PA  19103-7098

 	AUDITORS
 	Coopers & LyBrand, L.L.P.
 	2400 Eleven Penn Center
 	Philadelphia, PA  19103

[FRONT COVER]


             KALMAR
             POOLED
         INVESTMENT
              TRUST
-------------------
"GROWTH-WITH-VALUE"
    SMALL CAP FUND


	[logo]

"KALMAR "GROWTH-WITH-VALUE" SMALL CAP FUND
                             ANNUAL REPORT
						 DECEMBER 31, 1997

[BACK COVER]


   Kalmar Investment Advisers
	Barley Mill House
	3701 Kennett Pike
	Greenville, DE  19807
	(PHONE) 302-658-7575
	 (FAX) 302-658-7513